SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report (Date of Earliest Event Reported)    August 30, 2006

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number	State of Incorporation

1-08788	SIERRA PACIFIC RESOURCES P. O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358	Nevada

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104	Nevada
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
Signatures

Item 8.01 — Other Events.
          On August 30, 2006, Nevada Power Company (“NPC”), a wholly-owned subsidiary of Sierra Pacific Resources, cancelled the last remaining $115,000,000 of bonds outstanding under its Indenture of Mortgage dated as of October 1, 1953 with Deutsche Bank Trust Company Americas, as trustee (the “First Mortgage Indenture”) and replaced them with a like amount of bonds issued under its General and Refunding Mortgage Indenture dated as of May 1, 2001 with The Bank of New York, as trustee (the “G&R Indenture”).
          With no bonds currently outstanding under the First Mortgage Indenture, NPC intends to discharge the First Mortgage Indenture as soon as is reasonably practicable. The lien of the First Mortgage Indenture, which is a first priority lien, will be released upon the discharge of the First Mortgage Indenture and the lien of the G&R Indenture will become NPC’s first priority lien.

Signatures
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: August 30, 2006	By:	/s/ John E. Brown
John E. Brown
Corporate Controller

Nevada Power Company (Registrant)
Date: August 30, 2006	By:	/s/ John E. Brown
John E. Brown
Controller